UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 5, 2004


                        EL CAPITAN PRECIOUS METALS, INC.
             (Exact name of registrant as specified in its charter)


           NEVADA                                               333-56262
(State or other jurisdiction                            (Commission File Number)
      of incorporation)

                                   88-0482413
                        (IRS Employer Identification No.)

14301 N. 87TH STREET, SUITE 216, SCOTTSDALE, ARIZONA            85260
(Address of principal executive offices)                      (Zip Code)

                                 (480) 607-7093
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

     On September 24, 2004, El Capitan Precious Metals, Inc. (the "Company") accepted two subscriptions from accredited investors for a total of 200,000 shares of common stock for an aggregate price of $50,000. This offering was made solely to accredited investors as defined in Rule 501 of the Securities Act of 1933 (as amended) (the "Act") and the Company has relied on the exemptions from registration pursuant to Sections 4(2) and 4(6) of the Act and Rule 506 promulgated thereunder. There were no commissions paid in connection with this offering.

     On October 19, 2004, the Company entered into an agreement to issue a Warrant to Blake Advisors, LLC ("Blake") as payment for certain financial and investment advisory services. The Warrant entitles Blake to purchase 500,000 shares of the Company's common stock at an exercise price of $0.85 per share. The Warrant expires five years from the date of issuance. The Company provided certain piggyback registration rights. The Company relied upon the exemption provided in Section 4(2) of the Act.

     On November 4, 2004, the Company entered into an Exclusive Agency Agreement with Asia Finance Company LLC ("AFC") pursuant to which AFC was engaged to source buyers of iron ore for the Company. As partial consideration for such services, the Company issued 1,536,859 shares of common stock to AFC. The Company relied on the exemption provided in Section 4(2) of the Act.

     On November 5, 2004, the Company approved and accepted subscriptions in a private placement of securities with certain accredited investors in the amount of $1,055,000 (the "Offering"). The Offering consisted of 2,110,000 Units, each Unit consisting of one share of common stock, and one warrant to purchase one share of common stock at an exercise price of $0.75 per share (the "Warrant"). The Warrant is callable under certain circumstances and expires three years from the date of issuance. The Company has agreed to file a registration statement covering the resale of the shares of common stock and the common stock issuable upon exercise of the warrants within 90 days and to use commercially reasonable efforts to cause such registration statement to be declared effective by the SEC and to keep such registration statement effective for one year following the effective date. The Offering was made solely to accredited investors as defined in Rule 501 of the Act and the Company has relied on the exemptions from registration pursuant to Sections 4(2) and 4(6) of the Act and Rule 506 promulgated thereunder. There were no commissions paid in connection with the Offering.


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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       EL CAPITAN PRECIOUS METALS, INC.



Date: November 8, 2004                 By: /s/ Charles C. Mottley
                                           -------------------------------------
                                           Charles C. Mottley
                                           President and Chief Executive Officer




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